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                            Prudential International
                                Bond Fund, Inc.
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                        Supplement Dated August 28, 2000
                         Prospectus Dated March 8, 2000

   The Board of Directors of Prudential International Bond Fund, Inc. (the Fund) has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Global Total Return Fund, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Global Total Return Fund, Inc.

   The transfer is subject to approval by the shareholders of the Fund. The shareholders' meeting is scheduled to occur in November 2000. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in October 2000.

   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Global Total Return Fund, Inc. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

   Effective immediately, the Fund will no longer accept orders to purchase or exchange into its shares of any class, except for (1) Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to August 24, 2000, (3) shareholders who have elected to reinvest dividends and/or distributions and (4) current shareholders participating in automatic investment plans. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

   The investment objective of Prudential Global Total Return Fund, Inc. is to seek total return, made up of current income and capital appreciation.
MF170C1